UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2012

SEAWRIGHT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-56848	54-1965220
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Cameron Street, Alexandria, VA	22314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 340-1629

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On March 13, 2012 (the “Dismissal Date”), the Board of Directors of SEAWRIGHT HOLDINGS, INC.. (the “Company”) replaced RBSM LLP as the Company’s independent registered public accounting firm, and appointed Fiondella, Milone and LaSaracina, LLP (“FML”) as the Company’s new independent registered public accounting firm.

RBSM LLP’s reports on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, except that the reports of RBSM LLP on the Company’s financial statements for each of fiscal year 2010 and fiscal year 2009 contained an explanatory paragraph, which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2010 and 2009, and through the Dismissal Date, there were no disagreements between the Company and RBSM LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to RBSM LLP’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements of the Company for such years.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years ended December 31, 2010 and 2009 and through the Dismissal Date.

The Company provided RBSM LLP with a copy of this disclosure set forth under this Item 4.01 and requested RBSM LLP to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from RBSM LLP is attached hereto as Exhibit 16.1.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with FML regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that FML concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

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Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from RBSM, LLP regarding change in independent registered public accounting firm.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2012	SEAWRIGHT HOLDINGS, INC..

	By:	/s/ Joel Sens
By: Joel Sens, Chief Executive Officer (principal executive officer, and principal financial and accounting officer)

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Exhibit Index

Exhibit No.	Description

16.1	Letter of RBSM LLP regarding change in independent registered public accounting firm.

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